Provisions for other liabilities and charges and contingent liabilities - Disclosure of contingent liabilities in business combination (Details) - Discuva Limited - GBP (£) £ in Thousands	Jan. 31, 2018	Dec. 23, 2017
Disclosure of contingent liabilities [line items]
Estimated assumed contingent liabilities	£ 1,466	£ 1,466
1% lower discount rate	1,579
1% higher discount rate	1,368
10% lower probability of success	1,208
10% higher probability of success	£ 1,705